                                                                    EXHIBIT 99.3


[Collins & Aikman Logo]
Fourth Quarter and Full Year 2004 Results
March 17, 2005
[Cover Page]
Safe Harbor Statement

This document contains statements relating to future results of Collins & Aikman (including certain anticipated, believed, planned, forecasted, expected, targeted, and estimated results and Collins & Aikman's outlook concerning future results) that are "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. Included in these forward looking statements are the company's views about the referenced accounting investigation. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Factors that could cause such material differences include, without limitation, the following: conditions affecting the markets and industry within which we operate, including declines in North American, South American and European automobile and light truck builds, our dependence on significant automotive customers, the level of competition in the automotive supply industry and pricing pressures from automotive customers, fluctuations in the productions of vehicles for which we are a supplier, changes in the popularity of particular cars and interior trim programs, labor costs and strikes at our major customers and at our facilities and risks associated with doing business in foreign countries; the adequacy of our liquidity and capital resources and required capital expenditures; our high debt levels and our ability to obtain financing and service or refinance our debt, uncertainty regarding our future operating results, prevailing levels of interest rates and other factors detailed in our filings with the Securities and Exchange Commission. This document also contains information regarding historical EBITDA and adjusted net income, non-GAAP financial measures. A reconciliation of EBITDA to U.S. GAAP operating profit is set out in historical EBITDA reconciliation schedules available in our press releases and filings, and a reconciliation of adjusted net income to U.S. GAAP net income is included in this presentation. EBITDA is defined as operating income plus depreciation and amortization. The company believes that EBITDA is a meaningful measure of performance as it is commonly utilized in its industry to analyze operating performance. The company believes that adjusted net income provides useful information regarding performance by adjusting for transaction artifacts and restructuring and impairment charges. EBITDA and adjusted net income should not be construed as income from operations, net income (loss) or cash flow from operating activities as determined by generally accepted accounting principles. Other companies may calculate EBITDA and adjusted net income differently.
[Page 1]
CONFERENCE CALL AGENDA ITEMS

        [X]      15-Day 10-K filing extension -Credit Agreement Amendment in
                 Process
        [X]      Preliminary Q4 and 2004 Financial Results
        [X]      Current Operational and Cash Management Highlights
        [X]      Results of comprehensive internal review of 2002-2004 supplier rebates and preliminary estimates of financial adjustments
        [X]      Preliminary estimates of 2004 goodwill write-off and tax asset impairment

        [X]      Heartland agreement to purchase majority of the Company's
                 Textron-held preferred stock, and an option to purchase 100%
[Page 2]
15-DAY 10-K FILING EXTENSION
        [X]      12b-25 filing results in automatic 15-Day extension
        [X]      Reasons for delay:
                  - Strong preference for integrated financial statement and SOX audit filing - Company and KPMG needed more time to complete combined reviews
                  - Company and auditors need time to review results of Company's internal audit of 2002-2004 supplier rebates
        [X] Restatement of 2003 nine months ended September 30, 2004 is likely to be required.
[Page 3]
PRELIMINARY FOURTH QUARTER RESULTS

        [X]     Q4 recurring EBITDA(1) (2) was $73 million - down from prior year primarily due to significantly lower sales.
        [X]     Q4 EBITDA margin was 7.8% vs. 8.9% in prior year. Unrecovered material cost increases further pressured margins.
        [X]     Q4 2004 revenue of $936 million was down $77 million or 8% from prior year ($1,013 million) due to significantly lower Big 3 volume on key programs
                      Q4 EBITDA BRIDGE:
                      ($ in millions)
                      2003 EBITDA(1)...............................................................   $  90.5
                      Changes due to:
                  -  Lower contribution from $77 million sales reduction (CM 22.5%)................    (17.3)
                  -  Increased material prices.....................................................    (12.0)
                  -  Fixed cost reduction..........................................................   $  6.9
                  -  In-sourcing, operating efficiencies mix and all other net subtotal,
                     change........................................................................   $  4.9
                subtotal, change...................................................................   $(17.5)
                2004 preliminary EBITDA(1)(2) .....................................................   $ 73.0
(1) Represents EBITDA before restructuring and impairment charges.
(2) Preliminary estimate.
[Page 4]
Q4 2004 VS. Q4 2003 SALES BRIDGE
Q4 2004................................................      $  936
Q4 2003................................................      $1,013

Change in Sales........................................      $  (77)
% change...............................................        -7.6%

MAJOR SALES VARIANCES BY PLATFORM
($ millions)

CUSTOMER & PLATFORM                                 VARIANCE         EXPLANATION
-------------------                                 --------    ---------------------
Chrysler 300C / Dodge Magnum.....................      $ 40     New Model Launch - no LH Shipments in 2003
Jeep Grand Cherokee..............................      $(40)    Balance out 5/04
Dodge Ram / Dakota...............................      $ (8)    Reduced Volume
DCX Major Programs...............................      $ (8)

Ford Explorer....................................      $  (5)   Shift Reduction
Ford Mustang.....................................      $ (11)   No production due to Q1 05 Launch
Lincoln Aviator..................................      $  (8)   Reduced Volume
Ford Major Program...............................      $ (24)

Cadillac DeVille.................................      $  (4)   Reduced Volume
GMC Envoy........................................      $  (6)   Reduced Volume
Oldsmobile Program...............................      $  (5)   Discontinued Vehicles
Chevrolet Venture / Pontiac Montana (Minivan)....      $ (13)   Slow Launch
Opel Program.....................................      $  (6)   Reduced Volume        `Q4 Big 3 NAFTA Volume
GM Major Programs                                      $ (34)                          Change
                                                                                                            %(DELTA)
Mitsubishi Programs..............................      $  (5)   Reduced Volume         GM.............    -9%
All other........................................      $  (6)                          Ford...........    -8%
TOTAL............................................      $ (77)                          DCX............     9%
                                                                                       BIG THREE......    -5%

[Page 5]
EBITDA(1) COMPARISON VERSUS PRIOR YEAR
[GRAPH]
(1) Represents EBITDA before restructuring and impairment charges.
(2) Preliminary estimate.
NOTE:  NOT ADJUSTED FOR VENDOR REBATE REVIEW
 [Page 6]
EBITDA(1) MARGIN COMPARISONS VERSUS PRIOR YEAR
[GRAPH]
(1) Represents EBITDA before restructuring and impairment charges.
(2) Preliminary estimate.
NOTE:  NOT ADJUSTED FOR VENDOR REBATE REVIEW
 [Page 7]

ESTIMATED 2004 PERFORMANCE DETAIL - TOTAL COMPANY
($ in millions)

                                                         2003 ACTUAL                                  2004 ACTUAL
                                     -----------------------------------------------------    ---------------------------------
                                       Q1           Q2          Q3        Q4        YEAR      Q1              Q2          Q3
Net Sales ......................     $1,035      $1,033      $  902      $1,013      $3,984      $1,066      $1,037      $  865
Material Expense ...............        575         560         493         567       2,195         598         582         485
Material Margin ................     $  460      $  473      $  409      $  446      $1,788      $  469      $  454      $  380
  % net sales ..................       44.4%       45.8%       45.3%       44.0%       44.9%       43.9%       43.8%       43.9%
Direct Labor ...................     $   88      $   89      $   76      $   87      $  340      $   93      $   91      $   77
  % net sales ..................        8.5%        8.6%        8.5%        8.6%        8.5%        8.7%        8.8%        8.8%
Variable Overhead ..............        157         149         138         150         594         162         143         138
  % net sales ..................       15.2%       14.4%       15.3%       14.8%       14.9%       15.2%       13.8%       15.9%
                                     ------      ------      ------      ------      ------      ------      ------      ------
Variable Contribution ..........     $  214      $  236      $  195      $  210      $  854      $  214      $  221      $  166
  % net sales ..................       20.7%       22.8%       21.6%       20.7%       21.4%       20.0%       21.3%       19.2%
Fixed Cash Overhead and SG&A ...     $  144      $  152      $  129      $  119      $  543      $  134      $  120      $   98
  % net sales ..................       13.9%       14.7%       14.3%       11.8%       13.6%       12.6%       11.6%       11.3%

Recurring EBITDA ...............     $   71      $   84      $   66      $   91      $  311      $   79      $  100      $   68
  % net sales ..................        6.8%        8.1%        7.3%        8.9%        7.8%        7.4%        9.7%        7.9%
Depreciation and Amortization ..         33          34          34          39         140          37          36          39
Recurring Operating Income .....     $   37      $   50      $   32      $   52      $  171      $   42      $   64      $   29
  % net sales ..................        3.6%        4.8%        3.6%        5.1%        4.3%        4.0%        6.2%        3.3%
Restructuring Charges ..........          0           5          22          14          41          10          10           9
Long-term Asset Impairment
  Charges.......................         18           1           2           7          28           3          27          10
Reported Operating Income ......     $   19      $   44      $    8      $   30      $  102      $   30      $   26      $   10
  %net sales ...................        1.9%        4.3%        0.9%        3.0%        2.6%        2.8%        2.5%        1.1%

NOTE:  NOT ADJUSTED FOR VENDOR REBATE REVIEW
 [Page 8]
TREND IN LTM EBITDA(1)
        [X] LTM EBITDA(1) performance has rebounded significantly since the management change in August 2003, improving 10% from the Q2 2003 trough
[GRAPH]
(1) Represents EBITDA before restructuring and impairment charges.
(2) Preliminary estimate.
NOTE:  NOT ADJUSTED FOR VENDOR REBATE REVIEW
[Page 9]
PRELIMINARY Q4 RESULTS: CASH FLOW AND NET DEBT

         [X] In addition to weak operating results, Q4 cash flow was adversely impacted by three items which generated $90 million in cash outflows. These outflows are being sharply curtailed in 2005:

                                                              2004: Q4      2005 OUTLOOK
                                                             ----------     --------------------
                  Core capex................................   ($51.0)      Limited to $30 million quarterly
                  Net tooling cashflow......................    (26.0)      Positive cashflow in 2005
                  In-sourcing/Hermosillo investment.........    (13.0)      Negligible Treasury cash use in 2005
                                                               ------
                      Total Items...........................   ($90.0)

         [X] Due to the above factors, expanded net debt (including factoring and fast pay) increased by 2.5% or $44 million in Q4.
         [X] The continued shift of funding from off-balance sheet facilities to our revolvers and A/R conduit also caused covenant net debt to increase by an additional amount, rising by $62 million to $1,614 million.
[Page 10]
KEY ELEMENTS OF C&A CASH FLOW PERFORMANCE

                                                                        2003                                  2004
                                                         ------------------------------------------------------------------------
CASH FROM OPERATIONS                                      Q3-03        Q4-03       Q1-04         Q2-04        Q3-04        Q4-04
                                                         -------      -------      -------      -------      -------      -------
EBITDA(1) ..........................................     $    66      $    91      $    79      $   100      $    68      $    73
Cash Interest (Scheduled) ..........................         (13)         (65)         (13)         (63)         (13)         (41)
Cash Taxes .........................................          (2)          (0)          (2)          (3)          (2)          (6)
Core Capex (Net of Leasing, Hermosillo and
  Insourcing) ......................................         (50)         (47)         (40)         (26)         (40)         (51)
FAS 87/106 Timing Adjustment .......................           1           (5)           1           (2)          (5)          (8)
Normal Working Capital Changes(2) ..................          (2)          (4)          (2)           1            6           (1)
  Subtotal .........................................     $     0      $   (31)     $    23      $     7      $    14          (34)
ADJUSTMENT ITEMS
Restructuring Payments .............................     $   (11)     $   (12)     $    (8)     $   (11)     $   (11)     $   (12)
Pre-Acquisition Final Warranty Settlement Payout ...          (3)          (3)          (3)          (3)           0            0
Discontinued Operations / Environmental Tails ......          (9)          (3)          (3)          (3)          (3)          (4)

Q3 2004 Refinancing Fees, Expenses & Early                     0            0            0            0           42            0
  Interest
Other Net Cash In/Outflows(3) ......................           0            5           (3)          (5)         (24)         (13)
                                                         -------      -------      -------      -------      -------      -------
  Subtotal .........................................     $   (23)     $   (12)     $   (17)     $   (21)     $   (80)     $   (29)
CASH GENERATION PROJECTS
Factoring Programs .................................     $    (1)     $    46      $   (17)     $     9      $   (28)     $    (4)
Sale/Leaseback of Facilities and Equipment .........          12            0            0           17           16            0
Idle Assets Sales ..................................           0            3            1            5            0            0
                                                         -------      -------      -------      -------      -------      -------
  Subtotal .........................................     $    11      $    49      $   (15)     $    31      $   (12)     $    (4)
   Cash Flow Before WC Adjustments .................     $   (11)     $     6      $    (9)     $    17      $   (78)     $   (67)
WORKING CAPITAL ADJUSTMENTS
Slower Customer Payments ...........................     $   (42)     $    68      $   (64)     $   (31)     $     0      $     0
Adjustment of Trade Payables Terms and Practices ...         (30)         (31)         (12)         (31)           0            0
Net Tooling Cash Flows .............................          (3)         (33)         (13)          36          (31)         (28)
Other Working Capital Changes ......................          (6)         (13)          12            2           (5)          36
                                                         -------      -------      -------      -------      -------      -------
  Subtotal .........................................     $   (80)     $    (9)     $   (78)     $   (24)     $   (36)     $     8
   Total Change in Net Debt ........................     $    92      $     3      $    87      $     7      $   113      $    59
  Net Debt .........................................     $ 1,343      $ 1,346      $ 1,432      $ 1,439      $ 1,552      $ 1,614
  MEMO
  Factoring Outstanding ............................     $    81      $   127      $   110      $   159      $    91      $    87
  Fast Pay Outstanding .............................         167          162          171          135          131          117
                                                         -------      -------      -------      -------      -------      -------
                                                         $   248      $   288      $   281      $   294      $   222      $   204
   Total Expanded Net Debt .........................     $ 1,591      $ 1,634      $ 1,714      $ 1,733      $ 1,774      $ 1,818

(1) Represents EBITDA before restructuring and impairment charges as defined on page 1.
(2)      Normal operating working capital is approximately 3.4% of net sales.
(3) Includes capital, inventory investment related to insourcing initiatives and Hermosillo capex.
NOTE:  NOT ADJUSTED FOR VENDOR REBATE REVIEW
[Page 11]
PRELIMINARY ESTIMATE OF EXPANDED DEBT BALANCE

($ millions)                                                    2003                      2004
                                                              -------    ----------------------------------------
                                                                Q4         Q1         Q2         Q3           Q4
                                                              -------    -------    -------    -------    -------
NET COVENANT DEBT
Senior Secured Debt .......................................   $   385    $   437    $   450    $   494    $   600
Senior Unsecured Debt .....................................       500        500        500        500        500
Senior Subordinated Notes .................................       400        400        400        400        401
Less:  Cash on Hand .......................................       (13)        (4)       (11)        (4)        (6)
                                                              -------    -------    -------    -------    -------
   Subtotal:  Reported Net Debt ...........................   $ 1,272    $ 1,332    $ 1,339    $ 1,391    $ 1,495
Off-Balance Sheet A/R Facility ............................        74        100        100        161        119
COVENANT NET DEBT .........................................   $ 1,346    $ 1,432    $ 1,439    $ 1,552    $ 1,614
OFF-BALANCE SHEET NON-RECOURSE ADVANCES AGAINST RECEIVABLES
Factoring Outstanding .....................................   $   127    $   110    $   119(1)     $91(1) $    87
Fast Pay Outstanding ......................................       162        171        135        131        117
                                                              -------    -------    -------    -------    -------
   Subtotal:  Off-Balance Sheet Advances ..................   $   288    $   281    $   254    $   222    $   204
EXPANDED NET DEBT .........................................   $ 1,634    $ 1,714    $ 1,693    $ 1,773    $ 1,818

(1) Reported amount was $159 million. Excludes approximately $40 million due to
3 day late payment to factor from a customer.
[Page 12]
2004 EXPANDED NET DEBT BRIDGE
($ millions)
Q4 2003 EXPANDED NET DEBT...............................................................       $ 1,634

2004 ADJUSTMENTS

Cash from operations ..................................................     $     9
Restructuring payments ................................................         (43)
Discontinued operations / Environmental tails / Ford warranty .........         (19)
Refinancing fees and early interest ...................................         (42)
Other operating cash flows ............................................         (45)
Net tooling cash flows ................................................         (36)
Other working capital changes .........................................          (8)
Subtotal ..............................................................     $  (184)
                                                                            -------
Q4 2004 EXPANDED NET DEBT .............................................     $ 1,818

---------
NOTE:  NOT ADJUSTED FOR VENDOR REBATE REVIEW

[Page 13]
TREND IN EXPANDED LEVERAGE
($ millions)

    EXPANDED NET DEBT BALANCE(1) (3)               EXPANDED EBITDA(2)              EXPANDED NET LEVERAGE RATIOS(3)
-----------------------------------------          --------------------            -------------------------------

 [GRAPH]

(1) Covenant debt + Fastpay and factoring balances outstanding.
(2) LTM EDITDA before restructuring + Fastpay and factoring expenses.
(3) Q2 2004 includes approximately $40 million adjustment to factoring balance due to 3-day late payment from Ford Europe.

---------
NOTE: NOT ADJUSTED FOR VENDOR REBATE REVIEW
[Page 14]
CASH MANAGEMENT AND TRADE CREDIT SITUATION

- Payables terms with our major material vendors have not changed materially since September 30, 2004. The top 200 vendors account for 90% of our outstandings for productive material (NAFTA region):

                                   CONTRACTUAL TERM (DAYS)              TREND IN DAYS PAYABLE
                                   MARCH, 05     30-JUN-04                  OUTSTANDING*
Top 50 material vendors          42.6           42.6          2002  Q4...........         63.0
Top 100 material vendors         43.2           43.2          2003  Q1...........         65.3
Top 200 material vendors         43.4           43.5                Q2...........         68.0
                                                                    Q3...........         63.1
                                                                    Q4...........         65.9
                                                              2004  Q1...........         65.5
                                                                    Q2...........         61.7
                                                                    Q3...........         64.8
                                                                    Q4...........         68.3
                                                              -------------------         ----

* Compared to LTM Cost of goods sold

- Nearly $60 million in fast pay funding for NAFTA Ford and Chrysler accounts has been eliminated since mid-Q4. Replacement funding has been successfully arranged thru a combination of direct customer initiatives to accelerate terms and thru an improved advance rate from the GE A / R facility.

- C&A has instituted a strict "pay your own way" policy for its largely non-debt bearing foreign operations (Brazil, Italy, balance of Europe). Compared to a $100 million outflow to foreign operations in 2004, all cash flow generated in C&A North American operations will now be reserved to service debt and trade creditors in the home markets.

[Page 15]
OVER $880 MILLION OF LTM NEW BUSINESS

Q1, 2004...........................$115 million

Q2, 2004...........................$450 million

Q3, 2004...........................$140 million

Q4, 2004...........................$175 million

-----------------------------------------------

TOTAL..............................$880 MILLION


                            Q4 2004 AWARD HIGHLIGHTS


-        Big Three Small Car: IP, Cockpit and Console in Europe

-        Big Three SUV: IP, Console and Doors

-        European Sedan: IP and Components

-        Multiple Transplant Customers: Accessory Mats

-        Transplant Pick-Up Truck: Plastic Components


[PAGE 16]

RESULTS OF COMPREHENSIVE INTERNAL REVIEW OF 2002-2004 SUPPLIER REBATES
SCOPE AND RESULTS OF REVIEW:
- More than 350 supplier rebate entries reviewed for 12 quarter period (2002 - 2004)
- Approximately 315 or about 90% were found to conform to relevant accounting standards (EITF 02-16) and the Company's internal policies and practices regarding rebates.
-        $85 million of total supplier rebates booked to income over 2002-2004:
         - About $69 million or 81% fully conformed to accounting standards and Company policy.
         - About $11 million or 13% were deemed to be appropriate income items but needed to be booked over different, usually future accounting periods.
         - About $5 million related primarily to capex discounts and should have been booked as a reduction to long-term asset basis. The remaining amount was determined to be uncollectible or inappropriately booked.

- These finding represent managements best judgments after an intensive and thorough review of all relevant information. However, these results are subject to final review by the Company's auditors and any required statements may vary from the ranges indicated.

[Page 17]

PRELIMINARY 2004 GOODWILL & DTA IMPAIRMENT
-        Goodwill Impairment of $500 million
         - As part of the company's annual goodwill impairment test, the implied goodwill has been determined to be less than the carrying value for two of our seven reporting units.
                  -        U.S. / Mexico Plastics......$ 325 million
                  -        Global Fabrics...............$ 175 million
-        DTA write down of $177 million
         - After analysis of the future taxable income and prior years results we wrote down the deferred tax assets related to U.S. and Italy.
                  -        U.S.............................$ 170 million
                  -        Italy...........................$ 7 million
[Page 18]

RAW MATERIAL INCREASE CHALLENGE
[GRAPH]

(1) Composite index reflecting published prices for polypropylene, nylon 6,6, polyester resin, ethylene monomer, crude oil (WT1), and natural gas (Henry
     Hub). Indexed prices are use-weighted.

[Page 19]
COMMODITY INFLATION COUNTER-MEASURES
- The Company is pursuing a two-pronged approach to offsetting the impact of intensified commodity price inflation on its margins:
         1. We are systematically informing each customer that we can no longer absorb these burdensome cost increases, and are proposing a comprehensive set of "recovery" measurers to each OEM. These proposals are based on the specific circumstances of our book of current business with each customer and include requests for:
                  -        LTA or giveback deferrals
                  -        Pass-thru of certain commodity increases (e.g. steel)
                  - Price increases for selective programs or business units (e.g. fabrics) which we deem to be unsustainable at current pricing
                  - Temporary surcharges or other relief for the cost impact of rising prices for fibers, resins, and other core commodities
                  -        Shared cost savings from engineering, design, and
                           material changes
         2.       Continued self-help initiatives including:
                  -        Small parts in-sourcing
                  - Shifting of labor intensive plastic and metal components and assemblies to our low-cost Mexican and Brazilian operations
                  - Acceleration of vertical integration initiatives to reduce supply chain costs (e.g. internal resin compounding and reclamation, applique production, blow-molding, etc.)
[Page 20]
2005 OUTLOOK
- The Company is not prepared to provide detailed full year earnings guidance at this time. However, we can provide a general framework for our expectations based on current market and operating conditions which are extremely challenging and subject to rapid change. Specifically, we anticipate that:
         -        2005 sales will be up modestly from 2004 levels
         - The company will incur no restructuring charges in 2005, as our integration program is largely complete
         - Full year EBITDA before restructuring and impairment is expected to meet or exceed comparable 2004 levels
         - 2005 capex will be capped at $120 -$130 million --- well below 2004 levels
         - During 2005, debt levels are expected to fluctuate around the Q4 level ($1,620 million)
-        Regarding the first quarter outlook:
         - Sales are estimated between $950 and $980 million, up significantly from Q4 results
         - Q1 EBITDA is subject to major uncertainties --- particularly with respect to the magnitude and timing of our success with customer recovery initiatives.
         - Given these constraints management's current judgment is that Q1's current EBITDA will range between $65 and $75 million

[Page 21]
HEARTLAND OPTION TO PURCHASE TEXTRON PREFERRED SHARES
- Heartland Industrial Partners has negotiated an agreement with Textron Inc. that would give it and its assignees the right to acquire all of the Collins & Aikman Series A-1 and B-1 Preferred Stock currently outstanding.
- Heartland has committed to purchase a majority of the Preferred Stock for cash and an exchange of various securities and rights.

[Page 22]
Q&A
COLLINS & AIKMAN MANAGEMENT
[Page 23]
[COLLINS & AIKMAN LOGO]
DELIVERING THE AUTOMOTIVE EXPERIENCE.